UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2022

RICEBRAN TECHNOLOGIES
(Exact Name of registrant as specified in its charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25420 Kuykendahl Rd., Suite B300 Tomball, TX	77375
(Address of principal executive office)	(Zip Code)

(281) 675-2421
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	RIBT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02         Unregistered Sales of Equity Securities

On September 25, 2022 (the “Effective Date”), RiceBran Technologies (the “Company”) engaged Gander Foods, LLC, a New Jersey limited liability company (the “Operator”), to perform services in connection with the rice milling operations of the Company and Golden Ridge Rice Mills, Inc., a wholly owned subsidiary of the Company (“Golden Ridge”). The Operator is not a natural person.

In exchange for the Operator’s services, the Company has agreed to pay the Operator initial cash compensation of $200,000 (the “Initial Compensation”) and quarterly performance-based cash compensation beginning with the quarter commencing October 1, 2022, if the applicable performance criteria are met during such quarter (the “Performance Compensation”). The Initial Compensation will be used by the Operator to purchase 38,968 unvested restricted stock units of the Company (“RSUs”), each representing the contingent right to receive one share of the Company’s Common Stock, no par value per share (“Common Stock”). The Performance Compensation will be paid quarterly in an amount of cash equal to (a) the Company’s Adjusted EBITDA generated during the applicable quarterly period (the “Performance Period”), multiplied by (b) a performance multiplier (ranging from 10% to 20%) based on the Company’s aggregate Adjusted EBITDA generated during all Performance Periods that have elapsed in the applicable fiscal year, which may then be used to purchase from the Company (at the election of the Operator) a number of RSUs following each quarter equal to (a) the Performance Compensation, divided by (b) the volume weighted average closing price per share of the Common Stock, as reported by Nasdaq, over the 90 consecutive trading days ending on the last day of the applicable Performance Period. The aggregate amount of RSUs purchased by the Operator with the Initial Compensation or the Performance Compensation will not exceed 1,000,000.

The RSUs purchased by the Operator in respect of the Initial Compensation will vest in substantially equal installments on the first three anniversaries of October 1, 2022, subject to the Operator’s continuous service to Golden Ridge through each such vesting date. The RSUs, if any, purchased by the Operator in respect of the Performance Compensation will be fully vested at the time of purchase.

The RSUs are being offered and sold in a private placement to an eligible investor pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The RSUs and underlying shares of Common Stock have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under or an applicable exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: September 29, 2022	By:	/s/ Todd T. Mitchell
	Name:	Todd T. Mitchell
	Title:	Chief Financial Officer
(Duly Authorized Officer)

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